Exhibit 10.3

AMENDMENT NO. 2 TO ABL CREDIT AGREEMENT

This Amendment No. 2, dated as of March 29, 2012 (this “Amendment”), to that certain ABL Credit Agreement, dated as of February 29, 2012 (as amended to the date hereof, the “Credit Agreement”), among NORANDA ALUMINUM HOLDING CORPORATION, a Delaware corporation (“Holdings”); NORANDA ALUMINUM ACQUISITION CORPORATION, a Delaware corporation (the “Company”); the Subsidiaries of the Company party thereto (collectively with the Company, the “Borrowers”), the banks and other financial institutions or entities from time to time parties thereto (the “Lenders”); BANK OF AMERICA, N.A., as Administrative Agent and as Collateral Agent (in such capacities, the “Administrative Agent”); CITIBANK, N.A.; UBS SECURITIES LLC; BARCLAYS CAPITAL, the investment banking division of BARCLAYS BANK PLC; CREDIT SUISSE SECURITIES (USA) LLC and GOLDMAN SACHS BANK USA, as co-syndication agents and co- documentation agents, is entered into among Holdings, the Company, the other Borrowers, the Administrative Agent and the Lenders party hereto. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the other Borrowers, Holdings, the Administrative Agent, the Lenders and other parties thereto are parties to the Credit Agreement, and the parties hereto wish, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.    AMENDMENT TO THE CREDIT AGREEMENT.

Effective as of the Second Amendment Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

1.1    SIEMENS FINANCIAL SERVICES, INC. and U.S. BANK NATIONAL ASSOCIATION are added to the cover page as Co-Documentation Agents.

1.2    The first paragraph of the recitals on page one is amended by (i) deleting the following words at the end of such paragraph “(in such capacities, the “Documentation Agents”)” and (ii) inserting the following in lieu thereof: “, and SIEMENS FINANCIAL SERVICES, INC. and U.S. BANK NATIONAL ASSOCIATION as co-documentation agents (in such capacity, and collectively with the aforementioned co-documentation agents, the “Documentation Agents”).

1.3    Section 6.07 is amended by inserting the following clause after the words “calendar year” in the first sentence thereof: “(unless an Event of Default has occurred and is continuing, in which case no such limit shall exist)”.

1.4    Section 7.02(u) is amended by inserting the following clause after the words “Administrative Agent” in clause (iv) thereof: “with terms no less favorable, taken as a whole, to the Lenders than the Intercreditor Agreement”.

SECTION 2.    CONDITIONS PRECEDENT

This Amendment shall become effective as of the date hereof on the date (the “Second Amendment Effective Date”) on which each of the following conditions precedent shall have been satisfied:

2.1    Certain Documents. The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the Company, each other Borrower and Holdings, the Administrative Agent and the Required Lenders.

2.2    Representations and Warranties. Each of the representations and warranties contained in Section 3 below shall be true and correct.

SECTION 3.    REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to consent to the amendment contained herein, each of Holdings, the Company and each other Borrower hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

(a)    After giving effect to this Amendment, the Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Security Documents, and such Liens continue unimpaired with the same priority to secure repayment of all ABL Finance Obligations, whether heretofore or hereafter incurred. The position of the Lenders and the Collateral Agent with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Security Documents and the ability of the Administrative Agent or the Collateral Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment to the Credit Agreement effected pursuant to this Amendment or by the execution, delivery, performance or effectiveness of this Amendment.

(b)    Each of Holdings, the Company and each other Borrower (i) reaffirms as of the date hereof and the Second Amendment Effective Date its covenants and agreements contained in the Credit Agreement and each Security Document and other Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment on the Second Amendment Effective Date and (ii) ratifies and confirms as of the date hereof and the Second Amendment Effective Date its respective ABL Credit Obligations under the Credit Agreement and each Security Document and other Loan Document to which it is a party, including, in each case, as such ABL Credit Obligations may be modified by this Amendment on the Second Amendment Effective Date. Each of Holdings, the Company and each other Borrower further confirms that the Credit Agreement, each Security Document and other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be amended by this Amendment.

(c)    Immediately after giving effect to this Amendment, the representations and warranties set forth in Article IV of the Credit Agreement and each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(d)    This Amendment constitutes the legal, valid and binding obligation of each of Holdings, the Company and each other Borrower enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e)    Each of Holdings, the Company and each other Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and the Credit Agreement as amended by this Amendment.

(f)    As of the date hereof, Holdings, the Company and the other Borrowers party hereto constitute all of the Persons who are or are required to be Loan Parties under the terms of the Loan Documents.

SECTION 4.    MISCELLANEOUS

4.1    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

4.2    Execution in Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 2. Delivery of an executed counterpart to this Amendment by facsimile transmission (or pdf file or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original.

4.3    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.4     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OF ANOTHER JURISDICTION.

4.5    Fees and Expenses. The Company agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment and the other documents and instruments referred to herein or contemplated hereby, including, but not limited to, the fees and disbursements of counsel to the Administrative Agent.

4.6    Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Credit Agreement, as amended hereby).

4.7    Effects of this Amendment.

(a)    On the Second Amendment Effective Date, the Credit Agreement will be automatically amended to reflect the amendment thereto provided for in this Amendment. Once the Second Amendment Effective Date has occurred, all references to the Credit Agreement in any document, instrument, agreement, or writing shall be deemed to refer to the Credit Agreement as amended by this Amendment.

(b)    Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Administrative Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto. This Amendment is not intended by any of the parties hereto to be interpreted as a course of dealing which would in any way impair the rights or remedies of the Administrative Agent or any Lender except as expressly stated herein, and no Lender shall have any obligation to extend credit to the Borrower other than pursuant to the strict terms of the Credit Agreement and the other Loan Documents, as amended or supplemented to date (including by means of this Amendment).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the patties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

NORANDA ALUMINUM HOLDING CORPORATION

By: /s/ Robert B. Mahoney
Name:
Title:

NORANDA ALUMINUM ACQUISITION CORPORATION

By: /s/ Robert B. Mahoney
Name:
Title:

NORANDAL USA, INC.

By: /s/ Robert B. Mahoney
Name:
Title:

NORANDA ALUMINUM, INC.

By: /s/ Robert B. Mahoney
Name:
Title:

NORANDA ALUMINA LLC

By: /s/ Robert B. Mahoney
Name:
Title:

NORANDA INTERMEDIATE HOLDING CORPORATION

By: /s/ Robert B. Mahoney
Name:
Title:

GRAMERCY ALUMINA HOLDINGS II, INC.

By: /s/ Robert B. Mahoney
Name:
Title:

GRAMERCY ALUMINA HOLDINGS INC.

By: /s/ Robert B. Mahoney
Name:
Title:

BANK OF AMERICA, N.A.

By: /s/ Steven L. Hipsman
Name: Steve L. Hipsman
Title: Senior Vice President

CITIBANK, N.A.
as Co-Syndication Agent, Co-Documentation Agent and Lender

By: /s/ Brendan MacKay
Name: Brendan MacKay
Title: Director

UBS SECURITIES LLC
as Co-Syndication Agent and Co-Documentation
Agent

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director Banking Products Services, US

UBS LOAN FINANCE LLC
as Lender

By: /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director Banking Products Services, US

By: /s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director Banking Products Services, US

BARCLAYS BANK PLC
as Co-Syndication Agent, Co-Documentation Agent and Lender

By: /s/ Michael Mozer
Name: Michael Mozer
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Lender

By: /s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

By: /s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

GOLDMAN SACHS BANK USA
as Co-Syndication Agent, Co-Documentation

By: /s/ Robert Ehudin
Name: Robert Ehudin
Title: Authorized Signatory

SIEMENS FINANCIAL SERVICES, INC.,
as Co-Documentation Agent and Lender

By: /s/ Paul Ramseur
Name: Paul Ramseur
Title: Vice President/Head of Risk Mgt.

By: /s/ Stephanie Marinello
Name: Stephanie Marinello
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent and Lender

By: /s/ Jeffrey A. Messler
Name: Jeffrey A. Messler
Title: Vice President

WELLS FARGO BANK, N.A.,
as Lender

By: /s/ Jeff Royston
Name: Jeff Royston
Title: Director

FIFTH THIRD BANK
as Lender

By: /s/ Lisa R. Cook
Name: Lisa R. Cook
Title: AVP